Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Dec-01

Collection Period                November 2, 2001      to      December 1, 2001
Determination Date              December 11, 2001
Distribution Date               December 14, 2001

Available Amounts
-----------------
            Scheduled Payments plus Payaheads, net of Excluded Amounts                                      4,973,221.06
            Prepayment Amounts                                                                                575,867.24
            Recoveries                                                                                         12,407.17
            Investment Earnings on Collection Account and Reserve Fund                                          8,821.52
            Late Charges                                                                                       11,058.58
            Servicer Advances                                                                                 159,470.71

            Total Available Amounts                                                                         5,740,846.28
            -----------------------                                                                         ------------

Payments on Distribution Date
-----------------------------
   (A)**    Trustee Fees (only applicable pursuant to an Event of Default)                                          0.00
    (A)     Unreimbursed Servicer Advances to the Servicer                                                          0.00
    (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                                    0.00
    (C)     Interest due to Class A-1 Notes                                                                         0.00
    (D)     Interest due to Class A-2 Notes                                                                         0.00
    (E)     Interest due to Class A-3 Notes                                                                   358,630.47
    (F)     Interest due to Class A-4 Notes                                                                   380,594.75
    (G)     Interest due to Class B Notes                                                                      16,564.72
    (H)     Interest due to Class C Notes                                                                      16,901.80
    (I)     Interest due to Class D Notes                                                                      28,545.26
    (J)     Interest due to Class E Notes                                                                      18,356.02
    (K)     Class A-1 Principal Payment Amount                                                                      0.00
    (L)     Class A-2 Principal Payment Amount                                                                      0.00
    (M)     Class A-3 Principal Payment Amount                                                              4,988,627.86
    (N)     Class A-4 Principal Payment Amount                                                                      0.00
    (O)     Class B Principal Payment Amount                                                                        0.00
    (P)     Class C Principal Payment Amount                                                                        0.00
    (Q)     Class D Principal Payment Amount                                                                        0.00
    (R)     Class E Principal Payment Amount                                                                        0.00
    (S)     Additional Principal to Class A-1 Notes                                                                 0.00
    (T)     Additional Principal to Class A-2 Notes                                                                 0.00
    (U)     Additional Principal to Class A-3 Notes                                                                 0.00
    (V)     Additional Principal to Class A-4 Notes                                                                 0.00
    (W)     Additional Principal to Class B Notes                                                                   0.00
    (X)     Additional Principal to Class C Notes                                                                   0.00
    (Y)     Additional Principal to Class D Notes                                                                   0.00
    (Z)     Additional Principal to Class E Notes                                                                   0.00
    (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                        0.00
    (AB)    Deposit to the Reserve Fund                                                                       (67,374.60)
    (AC)    Excess to Certificateholder                                                                             0.00

            Total distributions to Noteholders and Certificateholders                                       5,740,846.28
            ---------------------------------------------------------                                       ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
           Trustee fees due on Distribution Date                                                                0.00

Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                       0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                             0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                           135,476,766.96
   (iii)   Servicing Fee ( ( (i) / 12 ) x (ii) )                                                                0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                  0.00

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                 0.00

           Servicing Fee carried forward                                                                        0.00

           Monthly Servicing Fee distributed                                                                    0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                                     -
           Class A-1 Interest Rate                                                                           6.12905%
           Number of days in Accrual Period                                                                       30
           Current Class A-1 interest due                                                                       0.00
           Class A-1 interest accrued but not paid in prior periods                                             0.00
           Total Class A-1 interest due                                                                         0.00
           Class A-1 interest carried forward                                                                   0.00
           Class A-1 interest distribution                                                                      0.00

Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                                     -
           Class A-2 Interest Rate                                                                           6.50000%
           Current Class A-2 interest due                                                                       0.00
           Class A-2 interest accrued but not paid in prior periods                                             0.00
           Total Class A-2 interest due                                                                         0.00
           Class A-2 interest carried forward                                                                   0.00
           Class A-2 interest distribution                                                                      0.00

Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                         64,715,273.58
           Class A-3 Interest Rate                                                                           6.65000%
           Current Class A-3 interest due                                                                 358,630.47
           Class A-3 interest accrued but not paid in prior periods                                             0.00
           Total Class A-3 interest due                                                                   358,630.47
           Class A-3 interest carried forward                                                                   0.00
           Class A-3 interest distribution                                                                358,630.47

Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                         67,262,695.00
           Class A-4 Interest Rate                                                                           6.79000%
           Current Class A-4 interest due                                                                 380,594.75
           Class A-4 interest accrued but not paid in prior periods                                                -
           Total Class A-4 interest due                                                                   380,594.75
           Class A-4 interest carried forward                                                                      -
           Class A-4 interest distribution                                                                380,594.75

Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                            2,889,195.95
           Class B Interest Rate                                                                             6.88000%
           Current Class B interest due                                                                    16,564.72
           Class B interest accrued but not paid in prior periods                                                  -
           Total Class B interest due                                                                      16,564.72
           Class B interest carried forward                                                                        -
           Class B interest distribution                                                                   16,564.72

Class C Interest Schedule
-------------------------

                  Opening Class C principal balance                                                          2,889,195.95
                  Class C Interest Rate                                                                           7.02000%
                  Current Class C interest due                                                                  16,901.80
                  Class C interest accrued but not paid in prior periods                                                -
                  Total Class C interest due                                                                    16,901.80
                  Class C interest carried forward                                                                      -

                  Class C interest distribution                                                                 16,901.80


Class D Interest Schedule
-------------------------

                  Opening Class D principal balance                                                          4,622,713.40
                  Class D Interest Rate                                                                           7.41000%
                  Current Class D interest due                                                                  28,545.26
                  Class D interest accrued but not paid in prior periods                                             0.00
                  Total Class D Interest due                                                                    28,545.26
                  Class D Interest carried forward                                                                   0.00

                  Class D Interest distribution                                                                 28,545.26


Class E Interest Schedule
-------------------------

                  Opening Class E principal balance                                                          2,311,356.38
                  Class E Interest Rate                                                                           9.53000%
                  Current Class E interest due                                                                  18,356.02
                  Class E interest accrued but not paid in prior periods                                             0.00
                  Total Class E Interest due                                                                    18,356.02
                  Class E Interest carried forward                                                                   0.00

                  Class E Interest distribution                                                                 18,356.02


Class A-1 Principal Schedule
----------------------------

                  Class A-1 Maturity Date                                                                 January 6, 2001
            (i)   Opening Class A-1 principal balance                                                                0.00
            (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance              144,690,430.26
            (iii) ADCB as of last day of the Collection Period                                             129,945,328.30
                  Monthly Principal Amount ((ii) - (iii))                                                   14,745,101.96
            (iv)  Class A-1 Principal Payment Amount                                                                 0.00
                  Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                     0.00
                  Class A-1 Principal Payment Amount distribution                                                    0.00
                  Principal carryforward Class A-1                                                                   0.00

                  Class A-1 Principal Balance after current distribution                                             0.00


Class A Principal Payment Amount
--------------------------------

            (i)   Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount               131,977,968.58
            (ii)  Class A Target Investor Principal Amount (94.0% * ending ADCB)                           122,148,608.60
                  Class A Principal Payment Amount                                                           9,829,359.98
                  Funds available for distribution after Class A-1 distribution                              4,988,627.86


Class A-2 Principal Schedule
----------------------------

                  Opening Class A-2 principal balance                                                                0.00
                  Class A-2 Principal Payment Amount                                                                 0.00
                  Class A-2 Principal Payment Amount distribution                                                    0.00
                  Principal carryforward Class A-2                                                                   0.00

                  Class A-2 principal balance after current distribution                                             0.00

Class A-3 Principal Schedule
----------------------------

     Opening Class A-3 principal balance                                                       64,715,273.58
     Class A-3 Principal Payment Amount                                                         9,829,369,96
     Class A-3 Principal Payment Amount distribution                                            4,988,627.86
     Principal carryforward Class A-3                                                          (4,840,732.12)

     Class A-3 principal balance after current distribution                                    59,726,645.72


Class A-4 Principal Schedule
----------------------------

     Opening Class A-4 principal balance                                                       67,262,695.00
     Class A-4 Principal Payment Amount                                                                 0.00
     Class A-4 Principal Payment Amount distribution                                                    0.00
     Principal carryforward Class A-4                                                                   0.00

     Class A-4 principal balance after current distribution                                    67,262,695.00


Class B Principal Schedule
--------------------------

     Opening Class B principal balance                                                          2,889,195.95
     Class B Target Investor Principal Amount (1.25% * ending ADCB)                             1,624,316.60
     Class B Floor                                                                              6,799,964.13
     Class B Principal Payment Amount due                                                               0.00
     Class B Principal Payment Amount distribution                                                      0.00
     Principal carryforward Class B                                                                     0.00

     Class B principal balance after current distribution                                       2,889,195.95


Class C Principal Schedule
--------------------------

     Opening Class C principal balance                                                          2,889,195.95
     Class C Target Investor Principal Amount (1.25% * ending ADCB)                             1,624,316.60
     Class C Floor                                                                              2,889,195.95
     Class C Principal Payment Amount due                                                               0.00
     Class C Principal Payment Amount distribution                                                      0.00
     Principal carryforward Class C                                                                     0.00

     Class C principal balance after current distribution                                       2,889,195.95


Class D Principal Schedule
--------------------------

     Opening Class D principal balance                                                          4,622,713.40
     Class D Target Investor Principal Amount (2.00% * ending ADCB)                             2,598,906.57
     Class D Floor                                                                              4,622,713.40
     Class D Principal Payment Amount due                                                               0.00
     Class D Principal Payment Amount distribution                                                      0.00
     Principal carryforward Class D                                                                     0.00

     Class D principal balance after current distribution                                       4,622,713.40


Class E Principal Schedule
--------------------------

     Opening Class E principal balance                                                          2,311,356.38
     Class E Target Investor Principal Amount (1.00% * ending ADCB)                             1,299,453.28
     Class E Floor                                                                              2,311,356.38
     Class E Principal Payment Amount due                                                               0.00
     Class E Principal Payment Amount distribution                                                      0.00
     Principal carryforward Class E                                                                     0.00

     Class E principal balance after current distribution                                       2,311,356.38

Additional Principal Schedule
-----------------------------

             Floors applicable (Yes/No)                                                                                       Yes
             Monthly Principal Amount                                                                               14,745,101.96
             Sum of Principal Payments payable on all classes                                                        9,829,359.98
             Additional Principal payable                                                                            4,915,741.98
             Additional Principal available, if payable                                                                      0.00

             Class A-1 Additional Principal allocation                                                                       0.00
             Class A-1 principal balance after current distribution                                                             -

             Class A-2 Additional Principal allocation                                                                       0.00
             Class A-2 principal balance after current distribution                                                             -

             Class A-3 Additional Principal allocation                                                                       0.00
             Class A-3 principal balance after current distribution                                                 59,726,645.72

             Class A-4 Additional Principal allocation                                                                       0.00
             Class A-4 principal balance after current distribution                                                 67,262,695.00

             Class B Additional Principal allocation                                                                         0.00
             Class B principal balance after current distribution                                                    2,889,195.95

             Class C Additional Principal allocation                                                                         0.00
             Class C principal balance after current distribution                                                    2,889,195.95

             Class D Additional Principal allocation                                                                         0.00
             Class D principal balance after current distribution                                                    4,622,713.40

             Class E Additional Principal allocation                                                                         0.00
             Class E principal balance after current distribution                                                    2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

     (i)     Servicing Fee Percentage                                                                                        0.40%
     (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                      135,476,766.96
     (iii)   Servicing Fee due ( ( (i) / 12 ) * (ii) )                                                                  45,158.92

     (iv)    Servicing Fee accrued but not paid in prior periods                                                       611,964.09

             Total Servicing Fee due and accrued ((iii) + (iv))                                                        657,123.01

             Servicing Fee carried forward                                                                             657,123.01


             Monthly Servicing Fee distributed                                                                               0.00


Reserve Fund Schedule
---------------------

             Initial ADCB                                                                                          365,558,126.61
             10% of Initial ADCB                                                                                    36,555,812.66

             Outstanding Principal Amount of the Notes as of the preceding
              Distribution Date                                                                                    144,690,430.26

             ADCB as of the end of the Collection Period                                                           129,945,328.30
             Required Reserve Amount (beginning of the period aggregate note                                         1,012,833.01
              balances *0.70%)
             Prior month Reserve Fund balance                                                                        1,080,207.61
             Deposit to Reserve Fund - excess funds                                                                          0.00
             Interim Reserve Fund Balance                                                                            1,080,207.61
             Current period draw on Reserve Fund for Reserve Interest Payments                                               0.00
             Current period draw on Reserve Fund for Reserve Principal Payments                                         67,374.60
             Excess to Certificateholder                                                                                     0.00
             Ending Reserve Fund balance                                                                             1,012,833.01


             Reserve Fund balance as a percentage of aggregate note balances as
              of the first day of the Collection Period                                                                      0.78%
             Investment Earnings on Reserve Account                                                                      1,860.64

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

     Class A-1
     ---------
     Class A-1 - principal balance                                         -
     Initial Class A-1 principal balance                       93,400,101.00

     Note factor                                                 0.000000000


     Class A-2
     ---------
     Class A-2 principal balance                                        0.00
     Initial Class A-2 principal balance                       77,498,323.00

     Note factor                                                 0.000000000


     Class A-3
     ---------
     Class A-3 principal balance                               59,726,645.72
     Initial Class A-3 principal balance                      105,463,520.00

     Note factor
                                                                 0.566325168

     Class A-4
     ---------
     Class A-4 principal balance                               67,262,695.00
     Initial Class A-4 principal balance                       67,262,695.00

     Note factor                                                 1.000000000


     Class B
     -------
     Class B principal balance                                  2,889,195.95
     Initial Class B principal balance                          4,569,477.00

     Note factor                                                 0.632281539


     Class C
     -------
     Class C principal balance                                  2,889,195.95
     Initial Class C principal balance                          4,569,477.00

     Note factor                                                 0.632281539


     Class D
     -------
     Class D principal balance                                  4,622,713.40
     Initial Class D principal balance                          7,311,163.00

     Note factor                                                 0.632281540


     Class E
     -------
     Class E principal balance                                  2,311,356.38
     Initial Class E principal balance                          3,655,581.00

     Note factor                                                 0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

   (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date           144,690,430.26
   (ii)  Overcollateralization Balance as of the preceding Distribution Date                                 0.00
   (iii) Monthly Principal Amount                                                                   14,745,101.96
   (iv)  Available Amounts remaining after the payment of interest                                   4,921,253.26
   (v)   ADCB as of the end of the Collection Period                                               129,945,328.30
         Cumulative Loss Amount                                                                      9,823,848.70


Class B Floor Calculation
-------------------------

         Class B Floor percentage                                                                            1.86%
         Initial ADCB                                                                              365,558,126.61
         Cumulative Loss Amount for current period                                                   9,823,848.70
         Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E
         Notes and Overcollateralization Balance                                                     9,823,265.73
         Class B Floor                                                                               6,799,964.13


Class C Floor Calculation
-------------------------

         Class C Floor percentage                                                                            1.47%
         Initial ADCB                                                                              365,558,126.61
         Cumulative Loss Amount for current period                                                   9,823,848.70
         Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and                     6,934,069.78
         Overcollateralization Balance                                                               2,889,195.95
         Class C Floor


Class D Floor Calculation
-------------------------

         Class D Floor percentage                                                                            1.09%
         Initial ADCB                                                                              365,558,126.61
         Cumulative Loss Amount for current period                                                   9,823,848.70
         Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance      2,311,356.38
         Class D Floor                                                                               4,622,713.40


Class E Floor Calculation
-------------------------

         Class E Floor percentage                                                                            4.65%
         Initial ADCB                                                                              365,558,126.61
         Cumulative Loss Amount for current period                                                   9,823,848.70
         Overcollateralization Balance                                                                       0.00
         Class E Floor                                                                               2,311,356.38


Heller Financial, Inc. is the Servicer (Yes/No)                                                               Yes

An Event of Default has occurred (Yes/No)                                                                      No


10% Substitution Limit Calculation
----------------------------------

         ADCB as of the Cut-off Date:                                                              365,558,126.61

         Cumulative DCB of Substitute Contracts replacing materially modified contracts              2,337,681.79
         Percentage of Substitute Contracts replacing materially modified contracts                          0.01

         Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                  No

5% Skipped Payment Limit Calculation
------------------------------------


         The percent of contracts with Skipped Payment modifications                                            0
         The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                      No
         Any Skipped Payments have been deferred later than January 1, 2006                                    No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                               135,476,766.96
      Principal collections                                                                                      (4,589,987.63)
      Prepayment Amounts                                                                                           (572,472.95)
      Defaulted Contracts                                                                                          (449,850.58)
      Change in payaheads                                                                                            80,872.50
      Other items including Substitutions and Repurchases                                                                 0.00
ADCB as of the last day of the Collection Period                                                                129,945,328.30

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                       449,850.58
Number of Contracts that became Defaulted Contracts during the period                                                        7
Defaulted Contracts as a percentage of ADCB (annualized)                                                                  4.15%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                          551,367.42
Number of Prepaid Contracts as of the last day of the Collection Period                                                      5

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                      0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                   0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                               0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                     0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                     12,407.17

Cumulative Servicer Advances paid by the Servicer                                                                19,200,464.55
Cumulative reimbursed Servicer Advances                                                                          19,040,993.84


Delinquencies and Losses                            Dollars                               Percent
------------------------                            -------                               -------

      Current                                    113,234,810.92                                87.14%
      31-60 days past due                          8,599,527.99                                 6.62%
      61-90 days past due                          5,145,952.48                                 3.96%
      Over 90 days past due                        2,965,036.91                                 2.28%
      Total                                      129,945,328.30                               100.00%

      31+ days past due                           16,710,517.38                                12.86%


 (i)  Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                                   19,189,553.52
 (ii) Cumulative Recoveries realized on Defaulted Contracts                                                       6,072,704.79
      Cumulative net losses to date ( (i) - (ii) )                                                               13,116,848.73
      Cumulative net losses as a percentage of the initial ADCB                                                           3.59%